UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 10, 2018

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Share Owners (the “Annual Meeting”) of Owens-Illinois, Inc. (the “Company”) was held on May 10, 2018. On the record date of March 14, 2018, there were 163,321,825 shares of the Company’s common stock, par value $0.01 per share outstanding. The following proposals were submitted to a vote of the share owners at the Annual Meeting, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2018:

Proposal 1 — Election of Directors:

Each of the nominees for the Company’s Board of Directors was elected to serve a one-year term by vote of the share owners as follows:

	Aggregate Vote
Name	For	Withheld	Broker Non-Votes
Gordon J. Hardie	125,573,907	11,494,418	7,172,401
Peter S. Hellman	123,817,297	13,251,028	7,172,401
John Humphrey	126,357,327	10,710,998	7,172,401
Anastasia D. Kelly	109,727,090	27,341,235	7,172,401
Andres A. Lopez	125,541,106	11,527,219	7,172,401
John J. McMackin, Jr.	111,870,700	25,197,625	7,172,401
Alan J. Murray	124,194,105	12,874,220	7,172,401
Hari N. Nair	120,102,922	16,965,403	7,172,401
Hugh H. Roberts	123,013,835	14,054,490	7,172,401
Joseph D. Rupp	124,211,377	12,856,948	7,172,401
Carol A. Williams	124,221,049	12,847,276	7,172,401
Dennis K. Williams	123,318,145	13,750,180	7,172,401

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm:

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018 was ratified by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
140,931,812	2,597,101	711,813	0

Proposal 3 —Advisory Vote to Approve Named Executive Officer Compensation:

The compensation of the Company’s named executive officers was approved by advisory (non-binding) vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes
107,535,005	29,243,764	289,556	7,172,401

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: May 11, 2018	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and Chief Financial Officer